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                                                                    Exhibit 10.5

                            STOCK PURCHASE AGREEMENT


         THIS AGREEMENT is made as of this 22nd day of November, 1996, by and between Insurance Information Exchange, L.L.C. a Delaware limited liability corporation ("Buyer"), and InsWeb Corporation, a Delaware corporation ("Company"). Except as otherwise indicated, capitalized terms used herein are defined in Section 8 hereof.

                              W I T N E S S E T H:

         WHEREAS, Buyer desires to purchase from the Company, and the Company desires to sell to Buyer, 176,471 shares of capital stock of the Company in the form of Series B Preferred Stock;

         NOW, THEREFORE, in consideration of the premises and of the covenants, agreements, representations and warranties hereinafter set forth and other good and valuable consideration had and received by each of the parties hereto, the parties hereto hereby agree as follows:

Section 1 SALE AND PURCHASE OF SHARES

         1A. SALE AND PURCHASE. Upon and subject to the terms and conditions set forth in this Agreement, at the "Closing" (as defined in Section 2A hereof) the Company shall sell to Buyer, and Buyer shall purchase from the Company, for the "Purchase Price" (as defined in Section 1B hereof), 176,471 shares of Series B Preferred Stock of the Company (such shares are hereinafter called in the aggregate the "Shares" and singly a "Share"). Such Shares shall include all of the rights as set forth in the Certificate of Incorporation of the Company for Series B Preferred Stock.

         1B. PURCHASE PRICE. The aggregate purchase price for the Shares (the "Purchase Price") shall be $8.25 million dollars payable to the Company at Closing.

Section 2 THE CLOSING

         2A. CLOSING. The "Closing" shall be and mean the time at which the Company makes the sale of the Shares by delivery in a manner set forth in
Section 2B hereof, against payment of the Purchase Price as provided in Section 1B hereof. The Closing shall take place at the offices of the Company at 9:30 a.m. (local time) on November 22, 1996, or at such other time and place as the parties may agree.

         2B. DELIVERY OF THE SHARES. At the Closing the Company shall deliver to the Buyer one or more stock certificates duly issued in the name of the Buyer representing in the aggregate 176,471 Shares which shall pass full title to the Shares to Buyer, free and clear of any lien, encumbrance, charge, equity or restriction whatsoever.


Section 3 CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS

         Unless, at the Closing, each of the following conditions is either satisfied, or waived by


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Buyer in writing, the Buyer shall not be obligated to effect the transactions contemplated by this Agreement:

         3A. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 5 hereof will be true and correct at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

         3B. OPINION OF COMPANY'S COUNSEL. Counsel for the Company shall furnish to the Buyer their written opinion with respect to the matters set forth in EXHIBIT A, addressed to the Buyer and dated the date of the Closing and in form and substance satisfactory to the Buyer.

         3C. ABSENCE OF ADVERSE PROCEEDINGS. No claim, investigation, proceeding or litigation, either administrative or judicial, shall be threatened or pending against the Buyer or the Company, for the purpose of enjoining or preventing the consummation of the Agreement or otherwise claiming that this Agreement, or the consummation thereof, is improper, or which might materially and adversely affect the right of Buyer to retain the Shares.

         3D. NO ADVERSE CHANGES. There shall have been no material adverse change in the operations of the business of the Company or material deterioration of or damage to the assets of the Company.

         3E. COMPANY CERTIFICATE. There shall be furnished to Buyer at or prior to Closing a certificate dated as of the date of Closing signed by the Company to the effect that all of the conditions set forth in Sections 3A, 3C, 3D, 3F, 3G, 3H and 3J hereof have been satisfied.

         3F. THIRD PARTY CONSENTS. Any and all consents, approvals and authorizations that may be required from lenders and others for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall have been obtained in form and substance satisfactory to Buyer in the exercise of its reasonable judgment.

         3G. PROCEEDINGS. All corporate and other proceedings of the Company taken or required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto will be satisfactory in form and substance to the Buyer and its counsel in the exercise of their reasonable judgment.

         3H. CERTIFIED CORPORATE DOCUMENTS. There shall be furnished to the Buyer prior to or at the Closing: (a) certified copies of the Company's certificate of incorporation and bylaws, each as in effect at the Closing; and
(b) certified copies of the resolutions duly adopted by the Company's Board of Directors authorizing the execution, delivery and performance of this Agreement.

         3I. CORPORATE RECORDS. At or before the Closing, the Company shall deliver or make available to Buyer copies of such of the Company's stock books, stock ledgers, minute books, corporate seal, copies of all tax returns, all personnel files and all books, records, accounts, ledgers and files of the Company relating to its business as the Buyer shall reasonably have requested.


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         3J. FINANCIAL STATEMENTS. At the Closing, the Company will deliver to the Buyer audited financial statements of the Company as of December 31, 1995 (the "Financial Statements"). Additionally, the Company will deliver to the Buyer at the Closing statements of income, balance sheets and retained earnings of the Company for the period from January 1, 1996 to September 30, 1996, (the "Pre-Closing Financial Statements").

         3K. BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications or secured exemptions therefrom, required by any state for the offer and sale of the Shares.

         3L. OTHER AGREEMENTS. The Company and the Buyer shall have entered into a Non Exclusive Joint Marketing and License Agreement and an Asset Purchase Agreement, the Company shall have entered into a Letter of Credit Agreement with Buyer's affiliate, AMS Services, Inc. and shall have executed the promissory note referenced in such agreement, and an Employment Agreement with Mr. Hussein Enan and the Buyer shall have entered into an Option Agreement with Mr. Hussein Enan and a Stock Purchase Agreement with certain employees of the Company each the same as or substantially similar to the agreements attached hereto as EXHIBIT B.

Section 4 CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS

         Unless, at or before the Closing, each of the following conditions is either satisfied, or waived in writing by the Company, the Company shall not be obligated to sell the Shares and shall not otherwise be obligated to effect the transactions contemplated by this Agreement:

         4A. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 6 hereof will be true and correct at and as of the Closing as though then made, except to the extent of changes caused by the transaction expressly contemplated herein.

         4B. ABSENCE OF ADVERSE PROCEEDINGS. No claim, investigation, proceeding or litigation, either administrative or judicial, shall be threatened or pending against the Company or the Buyer, for the purpose of enjoining or preventing the consummation of this Agreement or showing the consummation thereof is improper.

         4C. PROCEEDINGS. All corporate or other proceedings of the Buyer taken or required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to Closing and all documents incident thereto will be satisfactory in form and substance to the Company and its counsel in the exercise of their reasonable judgment.

         4D. BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares.

         4E. OTHER AGREEMENTS. The Company and the Buyer shall have entered into the agreements described in Section 3L above.


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         4F. NATIONWIDE. The Company shall have obtained from Nationwide Mutual
Insurance Company ("Nationwide") as a shareholder of the Company or otherwise any and all approvals, waivers, authorizations or other consents that are required to sell the Shares to Buyer as contemplated by this Agreement from Nationwide pursuant to that Certain Stock Purchase Agreement dated January 30, 1996 or otherwise including any preemptive or registration rights Nationwide may have.

Section 5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Buyer as follows:

         5A. CAPITALIZATION. The authorized capital stock of the Company consists of 5,000,000 shares of Common Stock, of which 969,500 shares are issued and outstanding, and 2,000,000 shares of Preferred Stock, 176,471 shares of which have been designated Series A Preferred Stock and are issued and outstanding. All issued and outstanding shares of the Company's capital stock will have been duly authorized and validly issued, will be fully paid and nonassessable and free of liens and encumbrances and will have been issued in compliance with all applicable federal and state securities laws. The Company has reserved 176,471 shares of Common Stock for issuance upon conversion of the Series A Preferred Stock and will have reserved 176,471 shares of Common Stock for issuance upon conversion of the Shares. Except as set forth on SCHEDULE 5A, there are no preemptive rights, voting agreements, options or warrants or other conversion privileges or rights currently outstanding to purchase any of the authorized but unissued capital stock of the Company. There are 265,647 shares of Common Stock reserved for issuance under the Company's 1995 Stock Option Plan, pursuant to which options for the purchase of a total of 130,000 shares were outstanding on January 30, 1996.

         5B. ORGANIZATION AND CORPORATE POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full corporate power and authority to own its properties and to carry on its business as now conducted. Buyer's counsel has been supplied with true and accurate copies of the Company's certificates of incorporation and bylaws as in effect at Closing. The Company has no subsidiaries and does not own any shares of stock or other securities of, or interest in, any other corporation or business.

         5C. FINANCIAL STATEMENTS. The audited Financial Statements of the Company and the Pre-Closing Financial Statements, are correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly and fully the financial position of the Company and the results of its operations for the respective periods thereof.

         5D. NO UNDISCLOSED LIABILITIES. The Company does not have any material liabilities or obligations, absolute, accrued, contingent or otherwise, which have not been reflected in the Financial Statements or the Pre-Closing Financial Statements other than obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements or the Pre-


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Closing Financial Statements, which in the aggregate are not material to the financial condition or operating results of the Company.

         5E. ABSENCE OF CERTAIN DEVELOPMENT

         Except as listed on SCHEDULE 5E or disclosed on the Pre-Closing Financial Statements, since December 31, 1995, the Company has not:

                  (i) issued any notes, bonds or other debt securities or any equity securities;

                  (ii) borrowed any amount or incurred or become subject to any liabilities, except current liabilities incurred in the ordinary course of business and except liabilities under contracts entered into in the ordinary course of business which do not exceed $10,000;

                  (iii) declared or made any payment or distribution of cash or other property to a shareholder with respect to its stock or otherwise, except for normal salaries and expense reimbursement, or purchased or redeemed any shares of its capital stock;

                  (iv) mortgaged or pledged any of its properties or assets or subjected them to any lien, security interest, charge or other encumbrance, except liens for current property taxes not yet due and payable;

                  (v) except in the ordinary course of business, sold, assigned or transferred any of its tangible assets, or canceled any debts or claims;

                  (vi) sold, assigned or transferred any patents, trademarks, service marks, trade names, copyrights, trade secrets or other intangible assets, or disclosed other than to employees of the Company, counsel for the Company, the Buyer or Buyer's representatives any proprietary confidential information;

                  (vii) suffered any extraordinary losses or waived any rights of material value, whether or not in the ordinary course of business or consistent with past practice;

                  (viii) made capital expenditures or commitments therefor that individually exceed $10,000 or in the aggregate exceed $50,000;

                  (ix) entered into any other transaction other than in the ordinary course of business or changed or amended or defaulted under any material transaction, contract or agreement; or

                  (x) made any loans or advances to, or guarantees for, the benefit of any person.


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         5F. NO ADVERSE CHANGES. Except as disclosed on SCHEDULE 5F, since
December 31, 1995, the properties and assets of the Company have not been materially adversely affected in any way as a result of any casualty or event; and since December 31, 1995, there has been no material adverse change in the operating results, financial condition, indebtedness or to the best knowledge and belief of the Company the business prospects, customer relations, employee relations, corporate standing, or manner of conducting the business or operations of the Company.

         5G. ASSETS. Except as specifically stated in SCHEDULE 5G hereof: (i) the Company has good and marketable title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises, shown on the Financial Statements or acquired thereafter, free and clear of all claims, security interests, charges and encumbrances, except as disclosed on the Financial Statements (including the notes thereto) or the Pre-Closing Financial Statements with respect to items acquired thereafter and liens for current property taxes not yet due and payable and possible minor liens and encumbrances which do not in any case materially detract from the value of the assets of the Company or materially impair the operations of the Company, and which have not arisen other than in the ordinary course of business; (ii) the Company's buildings, equipment and other tangible assets are in good operating condition in all material respects and are fit for use in the ordinary course of business; (iii) the Company owns, or has a valid leasehold interest or license in, all assets necessary for the conduct of its business as presently conducted.

         5H. ACCOUNTS RECEIVABLE. As of the Closing, all accounts receivable are bona fide and arose out of transactions made in the ordinary course of business; are payable in accordance with their terms and to the best knowledge and belief of the Company subject to no valid counterclaims or set offs. A reserve for bad debts as stated on the Pre-Closing Financial Statements has been established and is adequate in light of the Company's previous receivables collection history.

         5I. TAX MATTERS. Except as set forth on SCHEDULE 5I, (i) the Company have filed with appropriate governmental agencies all tax returns required to be filed with such agencies and are not delinquent with respect to any such filing,
(ii) the Company has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to such returns and all assessments, fees and charges claimed to be due by all federal, state, local and other taxing authorities under the laws as in effect as of the Closing, and (iii) there are no outstanding agreements, waivers, or other arrangements extending the statutory period of limitations applicable to any tax return or report by the Company, or the payment of taxes, charges or deficiencies by the Company for any period ending at or prior to the date of this Agreement. The Company has no notice, knowledge or reason to know, after reasonable inquiry of the officers of the Company, that any state or local taxing authority has asserted any claim or deficiency for non-payment of any income, franchise, sales, property or other taxes of whatever nature. The Company has duly withheld from each payment made to each person from whom such withholding is required by law the amount of all taxes or other sums (including but not limited to United States federal income taxes, any applicable state or municipal income tax, disability tax, unemployment insurance contribution and Federal Insurance Contribution Act taxes) required to


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be withheld therefrom. The Company has paid all amounts withheld to the proper tax receiving officers on or prior to the due date thereof.

         5J. CONTRACTS AND COMMITMENTS.

         a. Except as expressly contemplated by this Agreement or as set forth on SCHEDULE 5J or SCHEDULE 5P as of the Closing, the Company is not a party to any written or oral:

                  (i) pension, profit sharing, stock option, employee stock purchase or other plan providing for deferred or other compensation to employees or any other employee benefit plan, or any contract with any labor union;

                  (ii) contract for the employment of any officer, individual employee or other Person on a full-time, part-time, consulting or other basis;

                  (iii) contract under which the Company has advanced or loaned any amounts to any other Person;

                  (iv) agreement or indenture relating to the borrowing of money or the mortgaging, pledging or otherwise placing a lien on any material asset or material group of assets of the Company;

                  (v)      guarantee of any obligation;

                  (vi) lease or agreement under which the Company or any subsidiary is lessee of or holds or operates any property, real or personal, owned by any other party;

                  (vii) assignment, license, indemnification or agreement with respect to any intangible property (including copyright, know-how, trade secret or confidential information);

                  (viii) warranty agreement with respect to licenses, its services rendered or its products sold or leased;

                  (ix) contract or agreement prohibiting it from freely engaging in any business or competing anywhere in the world.

         b. Except as specifically noted on SCHEDULE 5J or as noted in the Financial Statements or Pre-Closing Financial Statements, (i) the Company has performed all material obligations required to be performed by it and it is not in default under or in breach of nor in receipt of any claim of default or breach under any agreement or instrument to which the Company is subject, (ii) to the best knowledge and belief of the Company no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance under any agreement or instrument to which the


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                  Company is subject, (iii) the Company has no present
                  expectations or intention of not fully performing all such obligations, and (iv) the Company has no knowledge of any breach or anticipated breach by the other parties to any contract or commitment to which it is a party.

         c. Buyer's counsel has had made available to it a true and correct copy of each of the written contracts, agreements or commitments and an accurate description of the oral contracts which are referred to on SCHEDULE 5J, 5N, 5O AND 5P, together with all amendments, waivers or other changes thereto. Each contract, lease agreement or commitment referred to in
                  SCHEDULE 5J, 5N, 5O and 5P is valid, in full force and effect and enforceable in accordance with its terms.

         5K. PROPRIETARY RIGHTS. SCHEDULE 5K attached hereto contains a listing and summary description of all of the Company's Proprietary Rights. The Company possesses, through licenses or otherwise, all material Proprietary Rights necessary to the conduct of its business. No loss or expiration of any Proprietary Right is pending or to the best knowledge and belief of the Company threatened and the Company has not granted, or made any commitment to grant, a license with respect to any Proprietary Right, other than in the ordinary course of the Company's business of licensing the Company's software systems. Except as indicated on SCHEDULE 5K, (i) the Company owns all right, title, and interest in and to all of the Proprietary Rights, (ii) there have been no claims made against the Company for the invalidity, abuse, misuse, or unenforceability of any such rights, and to the best knowledge and belief of the Company there are no grounds for the same, (iii) the Company has not received a notice of conflict with the asserted rights of others within the last five years, (iv) to the best knowledge and belief of the Company the conduct of the Company's business has not infringed any Proprietary Rights of others, and to the best knowledge and belief of the Company the Proprietary Rights have not been infringed by other Persons, and (v) neither the execution of the Agreement by the Company nor the performance of the obligations hereunder shall cause the release of any Company source code to any third party under any promissory note, indenture, agreement, contract, license, lease, escrow, instrument or commitment to which the Company is a party. The Company has made available to the Buyer correct and complete copies of all licenses, sublicenses or agreements regarding the possession and/or use of the Proprietary Rights.

         5L. LITIGATION, ETC. Except as specifically noted on SCHEDULE 5L, (i) there are no actions, suits, proceedings, orders, investigations or claims pending or to the best knowledge and belief of the Company threatened, against or affecting the Company at law or in equity, or before or by any governmental department, commission, board, bureau, agency for instrumentality, and (ii) the Company is not subject to any arbitration proceedings under collective bargaining agreements or otherwise, or, to the best knowledge and belief of the Company to any governmental investigations or inquiries.

         5M. BROKERAGE. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement to which the Company is a party.


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         5N. INSURANCE. The attached SCHEDULE 5N entitled "Insurance Schedule"
contains a description of each insurance policy maintained by the Company with respect to its properties, assets and businesses, and each such policy is in full force and effect as of the Closing. To the best knowledge and belief of the Company the Company is not in default with respect to its obligations under any insurance policy maintained by it.

         5O. NON-COMPETE AND OTHER AGREEMENTS. Except as set forth in SCHEDULE 5O, neither the Company nor to the best knowledge and belief of the Company any of its employees is subject to any non-compete, nondisclosure, confidentiality, employment, consulting or similar agreements relating to the present or proposed business activities of the Company, except for confidentiality and non-disclosure agreements between the Company and its present and former employees. All current Company employees have executed confidentiality and nondisclosure agreements.

         5P. EMPLOYEE BENEFITS.

         a. With respect to all employees and former employees of the Company, except as set forth on the attached SCHEDULE 5P entitled "Employee Benefits Schedule," the Company does not presently maintain, contribute to or have any liability (including current or potential multi-employer plan withdrawal liability) under any:

                  (i) non-qualified deferred compensation or retirement plan or arrangement which is an "employee pension benefit plan" as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA");

                  (ii) qualified defined contribution retirement plan or arrangement which is an employee pension benefit plan;

                  (iii) qualified defined benefit plan or arrangement which is an employee pension benefit plan;

                  (iv)     "multi-employer plan" as such term is defined in
                           Section 3(37) of ERISA;

                  (v) unfunded or funded medical, health or life insurance plan or arrangement for present or future retirees or present or future terminated employees which is an employee welfare benefit plan as defined in Section 3(1) of ERISA: or

                  (vi)     any other employee welfare benefit plan.

         b. All employee welfare benefit plans listed on SCHEDULE 5P and related trusts, insurance contracts or other funding arrangements, if any, comply in form and in operation with the requirements of ERISA.


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         5Q. COMPLIANCE WITH LAWS. Except as set forth in SCHEDULE 5Q, to the best knowledge of the Company after inquiry of its officers and outside counsel, the Company has complied with all laws, regulations and orders material to the operation of its business, including properly qualifying to do business with the Secretary of State in each state where the ownership of property or conduct of business of the Company requires such qualification, and has not received any written or oral notification thereof to the contrary. To the best knowledge and belief of the Company, the Company has complied with all laws (including rules and regulations thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning the environment, public health and safety, and employee health and safety, where failure to comply would have a material adverse effect on operations, business or assets of the Company.

         5R. NO BREACH OR CONFLICT. Except for the consents required from Nationwide and under a stockholder agreement, all of which shall be obtained or waived by the Company prior to Closing, neither the execution of this Agreement by the Company nor the performance of the obligations of the Company hereunder, nor any action by the Company contemplated by this Agreement, conflicts with, constitutes grounds for termination of, or constitutes a default under, any promissory note, indenture, agreement, contract, license, lease, instrument or commitment to which the Company is a party or by which it may be bound, or conflicts with the Company's articles or certificate of incorporation or bylaws or will result in creation of any lien, security interest encumbrances or other charge on the Company's capital stock or assets. Neither the purchase of the Shares by Buyer nor the consummation of the transactions contemplated by this Agreement will result in any material adverse change in the business or operations of the Company.

         5S. OFFICER AND DIRECTORS. SCHEDULE 5S attached hereto and made a part hereof is a true and complete list of all of the directors and officers of the Company as of the date hereof.

         5T. DISCLOSURE. The representations or warranties of the Company contained in Section 5 and elsewhere in the Agreement, all information contained herein and in the Schedules and Exhibits attached to this Agreement and the documents furnished to Buyer pursuant to this Agreement is, and shall be at the Closing, correct and complete in all material respects. Such information does not make any untrue statement of a material fact or omit to state all material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, correct, complete and not misleading. All information relating to the Company which is known or would on reasonable inquiry be known to the Company and which could reasonably be anticipated to have a material adverse effect on the existing or expected financial condition, indebtedness, operating results, customer relations, employee relations or business properties of the Company has been disclosed to Buyer and any such information arising prior to the Closing will forthwith be disclosed to Buyer. All underlying documents incorporated or referred to in such Exhibits or in documents furnished to Buyer pursuant to this Agreement by the Company are true and correct copies thereof, as the same have been or shall be amended or modified.


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         5U. OWNERSHIP OF SHARES. The Company now has and will at the Closing have the full right, power and authority to sell and transfer the Shares hereto to Buyer, free and clear of any lien, encumbrance, option, charge, equity or restriction whatsoever.

         5V. PRODUCT WARRANTY. Each product or service manufactured, sold, leased, licensed or delivered by Company has been in conformity with all applicable contractual commitments and all express and implied warranties and Company has no liability and there is no basis for any present or future charge, complaint, action, suit, proceeding or claim against Company giving rise to any liability for replacement or repair thereof or other damages in connection therewith. Except as set forth on SCHEDULE 5V, no product or service manufactured, sold, leased, licensed or delivered by Company is subject to any guaranty, warranty or other indemnity beyond the applicable standard terms and conditions of sale or license. SCHEDULE 5V includes copies of the standard terms or conditions of sale or license.

         5W. VALID OBLIGATION. The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby constitute the valid and binding obligation of the Company, enforceable in accordance with its terms except as may be limited by bankruptcy, other similar laws and by general principles of equity.

Section 6 REPRESENTATIONS AND WARRANTIES OF BUYER

         The Buyer represents and warrants to the Company as follows:

         6A. ORGANIZATION. The Buyer is a limited liability corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the full corporate power and authority to own its properties and carry on its business.

         6B. AUTHORIZATION. The execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate action of the Buyer. The Buyer has all requisite corporate authority to perform all of its obligations under this Agreement. This Agreement constitutes valid and binding obligations of the Buyer, subject to the effect of bankruptcy, insolvency, reorganizations and other similar laws relating to or affecting the rights of creditors generally, the terms of this Agreement, as well as limitations imposed by general principles of equity.

         6C. BROKERAGE. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement to which the Buyer is a party.

         6D. NO BREACH OR CONFLICT. Neither the execution of this Agreement by Buyer nor the performance of its obligations hereunder, nor any action by it contemplated by this Agreement, conflicts with, constitutes grounds for termination of, or constitutes a default under or conflicts with the Buyer's certificate of incorporation or bylaws.

         6E. CLOSING DATE. The representations and warranties of Buyer contained in this Section 6 and elsewhere in this Agreement and all information contained in any exhibit, schedule


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or attachment hereto or in any writing delivered by, or on behalf of Buyer to the Company, their counsel or agent will be true and correct in all material respects on the date of the Closing as though then made.

         6F. EXPERIENCE. Buyer has substantial experience in evaluating and investing in private placement transactions so that Buyer is capable of evaluating the merits and risks of Buyer's investment in the Company. Buyer, by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect its own interests in conjunction with the purchase of the Shares hereunder, provided that the foregoing does not limit the right of the Buyer to rely upon the representations and warranties of the Company set forth in Section 5.

         6G. INVESTMENT. Buyer is acquiring the Shares for investment for Buyer's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Buyer understands that the Shares have not been, and will not be, registered under the Securities Act by reason of specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Buyer's representations expressed herein. If Buyer is not an individual, Buyer has not been formed for the specific purpose of acquiring the Shares.

         6H. RULE 144. Buyer acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Buyer is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including (except as limited by Rule 144(k)), among other things, the existence of a public market for the Shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of Shares being sold during any three-month period not exceeding specified limitations.

         6I. NO PUBLIC MARKET. Buyer understands that no public market now exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Shares, and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144.

         6J. ACCESS TO DATA. Buyer and its representatives have met with representatives of the Company and thereby have had the opportunity to ask questions of, and receive answers from, such representatives concerning the Company and the terms and conditions of this transaction, as well as to obtain any information requested by Buyer. Buyer believes that any questions raised by Buyer or its representatives concerning the transaction have been answered to the satisfaction of Buyer and its representatives. Buyer's decision to purchase the Shares is based in part on the answers to such questions as Buyer and its representatives have raised concerning the transaction and on its own evaluation of the risks and merits of the purchase and the Company's proposed business activities, provided that the foregoing does not limit the right of the Buyer to rely upon the representations and warranties of the Company set forth in Section 5.

Section 7 COVENANTS



         7A. OPERATIONS.

         a. The Company will elect to the Board of Directors of the Company two persons nominated by Buyer one of which shall be an officer of Continental Casualty Corporation ("CNA"). As long as Buyer or any Buyer affiliate owns at least 176,471 shares of any class of stock in the Company, it shall be entitled to at least two members on the Board of Directors, and in the event Buyer or any Buyer affiliate owns less than 176,471 but more than 88,235 of such shares, it shall be entitled to at least one member on the Board of Directors. Moreover, as long as Buyer or any Buyer Affiliate owns at least 176,471 shares of any class of stock in the Company or until the closing of an underwritten public offering of securities of the Company which satisfies the requirements of the Amended Certificate for the automatic conversion of the Shares to Common Stock, or until Buyer fails to exercise its Option as described in the Option Agreement attached hereto in Exhibit B, or until the responsibilities of Mr. Dennis Chookazian, Chairman & CEO of CNA, Mr. Philip Engel, President of CNA and Mr. David Hunter, President & CEO of iiX, are changed so substantially, as a management team, that they no longer control Buyer's representation on the Board of Directors of the Company, the two directors nominated by Buyer voting together shall have fifty one percent (51%) of the votes to be cast by the Board of Directors on all matters which come before the Board of Directors of the Company and Buyer's vote of the Shares as a shareholder shall constitute fifty one percent (51%) of all votes to be cast by all shareholders of the Company on all matters on which the shareholders vote.

         b. In the event for any reason Hussein A. Enan terminates his employment with the Company, or upon the fifth (5th) anniversary of Closing if there has not been a closing of an underwritten public offering of securities of the Company, Buyer shall have the right to name any person to assume the office and responsibilities of CEO of the Company as that office and those duties are defined in the By-Laws of the Company and are, as of Closing, being performed by Hussein A. Enan. If Buyer shall fail to name such successor within sixty
                  (60) days of the termination of Mr. Enan, or said fifth (5th) anniversary, then the Board of Directors of the Company shall have the authority to appoint such successor.

         c. In the case of the death or permanent disability of Mr. Enan, Buyer shall promptly, at the election of Mr. Enan or his heirs, purchase all of Mr. Enan's ownership in the Company at a price to be determined by an independent investment banker jointly selected by Mr. Enan or his representative and Buyer.

                  The Company shall send Buyer written notice of Mr. Enan's death or permanent disability as soon as practicable after the occurrence thereof.

         d. Promptly after Closing, assuming that such insurance is available on commercially reasonable terms the Company shall obtain "Key Person" insurance covering the death or disability of Mr. Enan as well as any other members of the Company management deemed by the Board of Directors of the Company to be essential to the success of the Company.

         e. The determination of whether and when the Company will sell shares of its Common Stock in an underwritten public offering including the choice of underwriting and the share price shall be in the sole discretion of Hussein A. Enan, so long as he hold 150,000 shares of the capital stock of the Company. Buyer hereby agrees to vote, and hereby agrees to cause its representative on the Board of Directors to vote, in a manner consistent with this right.

         7B. AFFIRMATIVE COVENANTS OF THE COMPANY.

         a. FINANCIAL INFORMATION. The Company will mail the following reports to Buyer for so long as Buyer is a holder of any
                  Share:

                  (i) As soon as practicable after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), and in any event within forty-five (45) days thereafter, duplicate copies of
                           (i) a consolidated balance sheet of the Company as at the end of such quarter, and (ii) statements of income, changes in shareholder's equity and cash flows of the Company for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter), setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles applicable to quarterly financial statements generally, and certified as complete and correct, subject to changes resulting from year-end adjustments, by a senior financial officer of the Company, and accompanied by the certificate required by this Agreement.

                  (ii) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety
                           (90) days thereafter, duplicate copies of (i) a balance sheet of the Company as at the end of such year, and (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles and accompanied by (iii) an opinion thereon of independent certified public accountants of recognized national standing selected by the Company, which opinion shall, without qualification, state that such financial statements present fairly, in all material respects, the financial position of the Company being reported upon and its results of operations and cash flows and have been prepared in conformity with generally accepted accounting principles, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and (iv) certification by a senior financial officer of the Company that such financial statements are complete and correct.

                  (iii) Promptly, but in any event not more than five (5) business days after the receipt thereof, a copy of each other report submitted to the Company by independent certified public accountants in connection with any annual, interim or special audit made by them of the books of the Company.

                  (iv) Promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Company to stockholders generally, and of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters), and in each amendment thereto, in respect thereof filed by the Company with, or received by the Company in connection therewith from, the National Association of Securities Dealers, any securities exchange or the Securities and Exchange Commission or any successor agency.

                  (v) For so long as Buyer is eligible to receive reports under this Section 7B(a), it shall also have the right, at its expense, to visit and inspect any of the properties of the Company or any of its subsidiaries, to examine their books of account and records, to discuss their affairs, finances and accounts with their officers and accountants and to consult with and advise their directors and officers on the management of the business, all at such reasonable times and as often as may be reasonably requested; PROVIDED, HOWEVER, that the Company shall not be obligated to provide any information that it reasonably considers to be a trade secret or to be confidential information.

         b. ADDITIONAL INFORMATION. As long as Buyer (together with any affiliates) holds not less than 50,000 Shares (or an equivalent number consisting of the Shares and Conversion Shares, as adjusted for recapitalizations, stock splits, stock dividends and the like), the Company will mail the following reports to Buyer:

                  (i) Prior to the end of each fiscal quarter, a budget for the next fiscal quarter, and, as soon as prepared, any other budgets or revised budgets prepared by the Company.

                  (ii) As soon as practicable after the end of each fiscal month, and in any event within thirty (30) days thereafter, a monthly progress report against budget, explaining any material discrepancies.

         c. TRANSFER OF INFORMATION RIGHTS. The information rights set forth in Sections 7B(a) and 7B(b) may be transferred in any non-public transfer of Shares, provided that the Company is given prior written notice of such transfer, and provided further that the right to receive the information set forth in
                  Section 7B(b) may only be transferred to a holder of, or affiliated holders who in the aggregate hold, at least the amount of shares specified in Section 7B(b). In the event that the Company reasonably determines that provision of information to a transferee pursuant to this Section 7B(c) would materially adversely affect its proprietary or competitive position, such information may be edited in the manner necessary to avoid such effect.

         d. CONFLICTS OF INTEREST. Unless the Company first obtains appropriate approval of its Board of Directors and, if necessary, shareholders in accordance with the Delaware General Corporations Law, the Company shall use its best efforts to ensure that (a) officers of the Company will not become indebted to the Company except in connection with stock purchases approved by the Board of Directors, travel advances and other transactions in the ordinary course of business, and
                  (b) officers of the Company will not have any direct or indirect ownership interest in any firm or corporation with which the Company has a business relationship or with which it competes (except that officers may own up to five percent (5%) of the outstanding stock in publicly traded companies which may have a business relationship with or compete with the Company).

         e. TERMINATION OF COVENANTS. The covenants set forth in Sections 7B(a), (b) and (d) shall terminate and be of no further force or effect at such time as the Company is required to file reports with the Securities and Exchange Commission (the "Commission") pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended.

         f. PARTICIPATION IN FUTURE FINANCINGS. As used in this Section 7B(f), the term "New Securities" means any class or series of stock of the Company, whether or not presently authorized, and any warrants, options, or rights to acquire such stock, and any instrument convertible into or exchangeable for such stock.

                  (i) Except as provided in paragraph (iii) below, if the Company shall issue any New Securities, it shall offer to sell to Buyer and to each assignee permitted under paragraph (v) below (Buyer or such assignee being hereinafter called the "Holder") a Ratable Portion of such New Securities on the same terms and conditions and at the lowest price as such New Securities are issued to any person. "Ratable Portion" shall mean that portion of such New Securities that bears the same ratio to all such

                           New Securities (including for this purpose all New Securities which may be purchased by all Holders pursuant to this Section 7B(f)) as the number of Shares and Conversion Shares held by the Holder bears to the outstanding Common Shares. "Outstanding Common Shares" means all shares of Common Stock then outstanding and all shares of Common Stock issuable upon conversion of all convertible securities then outstanding and upon exercise of warrants and options then outstanding.

                  (ii) The Company shall use reasonable efforts to notify the Holder a reasonable time prior to the initial issuance of the New Securities and to provide the Holder with an opportunity to participate in the issuance contemporaneously with the first purchaser of the New Securities; but in no event shall notice be given later than 30 days after the issuance. Such notice shall contain all material terms of the issuance and of the New Securities. The Holder may elect to exercise all or any portion of its rights under this Section 7B(f) by giving written notice to the Company within 15 days of the Company's notice. If the consideration paid by others for the New Securities is not cash, and if the electing Holder cannot for any reason pay for the New Securities in the form of such non-cash consideration, the Holder may pay the cash equivalent thereof, as determined in good faith by the Board of Directors. All payments shall be delivered by the electing Holder to the Company not later than the date specified by the Company in its notice, but in no event earlier than 20 days after the Company's notice.

                  (iii) The provisions of this Section 7B(f) shall not apply to shares of the Common Stock issued or issuable by the Company which shares are excluded from the definition of "Additional Shares of Common Stock" for purposes of Article IV, Section 2 of the Amended Articles.

                  (iv) The rights of the Holder under this Section 7B(f) shall terminate immediately prior to the closing of an underwritten public offering of securities by the Company which satisfies the requirements of the Amended Articles (as in effect at such time) for the automatic conversion of the Series B Preferred.

                  (v) The Buyer's rights under this Section 7B(f) shall be assignable only to an assignee who acquires all of the Buyer's Shares.

         7C. REGISTRATION RIGHTS.

         a.       PIGGYBACK REGISTRATION RIGHTS.

                  (i) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any stock (or securities convertible into or exchangeable or exercisable for stock under the Securities Act (a "Piggyback Registration"), the Company will give prompt written notice to Buyer of its intention to effect such a registration and will, subject to paragraph (a)(ii) below, include in such Piggyback Registration all Registrable Securities with respect to which the Company receives written requests for inclusion therein within fifteen (15) days after receipt of the Company's notice. Registrable Securities with respect to which such request for registration has been received will be registered by the Company and offered to the public on the same terms and conditions applicable to the stock to be sold by the Company or by the person selling under such proposed registration.

                  (ii) PRIORITY ON PIGGYBACK REGISTRATIONS. If the managing underwriter advises the Company that in its opinion the number of securities proposed to be sold exceeds the number which can be sold in such offering, the Company will include in such registration the number of securities which, in the opinion of such underwriter or underwriters, can be sold as follows:
                           (1) first, the stock the Company proposes to sell,
                           (2) second, the Registrable Securities requested to be included in such registration, by the Buyer which have requested their Registrable Securities to be included therein, and (3) third, other Shares requested to be included in such registration.

                  (iii) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the Board of Directors of Company shall have the right to select a managing underwriter or underwriters to administer the offering.

         b. PUBLIC SALE BY HOLDER OF REGISTRABLE SECURITIES. The Buyer, if requested by the managing underwriter or underwriters for any underwritten Piggyback Registration, agrees not to effect any public sale or distribution of Registrable Securities, including a sale pursuant to Rule l44 (or any similar provision then in force) under the Securities Act, during the one hundred eighty (180) day period beginning on the effective date of such Piggyback Registration.

         c. REGISTRATION EXPENSES. All of the costs and expenses of each Registration hereunder will be borne by the Company; provided, that the Company shall not bear any underwriters' commissions, brokerage fees, transfer taxes, or the fees and expenses of any accountants or other representatives retained by the Buyer except for the fees and expenses of one counsel chosen by the Buyer.

         d. INDEMNIFICATION. This clause (d) shall only be applicable in regard to this Section 7C.

                  (i) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, to the full extent permitted by law, the Buyer, its officers and directors and each Person who controls Buyer (within the meaning of the Securities Act and the Securities Exchange Act of 1934, as amended (the

                           "Exchange Act") against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospects or any omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to Buyer furnished in writing to the Company by Buyer expressly for use therein.

                  (ii) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with any Registration Statement in which Buyer is participating, Buyer will furnish to the Company in writing such information and affidavits with respect to Buyer as the Company requests for use in connection with any registration statement or prospectus and agrees to indemnify, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact necessary to make the statements in the registration statement or prospectus or preliminary prospectus (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit with respect to Buyer so furnished in writing by Buyer. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (iii) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from any liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel.

                  (iv) CONTRIBUTION. If for any reason the indemnification provided for in the preceding clauses (i) and (ii) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding clauses (i) and (ii), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that Company shall be required to contribute an amount greater than the net proceeds from the sale of the Shares.

Section 8 RESTRICTIONS ON TRANSFERABILITY OF SHARES: COMPLIANCE WITH SECURITIES ACT.

         8A. RESTRICTIONS ON TRANSFERABILITY. The Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this
Section 8. The Buyer will cause any proposed purchaser, assignee, transferee, or pledgee of the Shares held by the Buyer to agree to take and hold such securities subject to the provisions and upon the conditions specified in this
Section 8 and in the Registration Rights Agreement.

         8B. RESTRICTIVE LEGEND. Each certificate representing (i) the Shares and (ii) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolation or similar event, shall (unless otherwise permitted by the provisions of Section 9C below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

         THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SERIES B PREFERRED STOCK PURCHASE AGREEMENT BY AND BETWEEN THE SHAREHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF SECURITIES OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

         The Buyer consents to the Company making a notation on its records and giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer established in this Section 8.

         8C. CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF DELAWARE AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE DELAWARE CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

Section 9 DEFINITIONS

         9A. AFFILIATE. "Affiliate" shall mean any Person which owns an interest in Buyer or any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Buyer or any of its shareholders.

         9B. BUSINESS. "Business" shall mean ordinary course of business of the Company which provides a consumer marketplace for insurance education and sales over the Internet or private intranets including the provision of insurance rating software and related services or products to the Company customers.

         9C. PROPRIETARY RIGHTS. "Proprietary Rights" means all (a) patents, patent applications, patent disclosures, and improvements thereto, (b) trademarks, service marks, trade dress, logos, trade names, product names and corporate names and registrations and applications for registration thereof, (c) copyrights and registrations and applications for registration thereof, (d) mask works and registrations and applications for registration thereof, (e) computer software, data, and documentation, (f) trade secrets and confidential business information know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial, marketing, and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information, (g) other intellectual property, and (h) copies and tangible embodiments thereof in whatever form or medium.

         9D. PERSON. "Person" shall mean an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated association and a governmental entity.

Section 10 INDEMNIFICATION

         10A. BASIC RIGHT OF BUYER. Notwithstanding the Closing, the delivery of the Shares and regardless of any investigation at any time made by or on behalf of Buyer, the Company indemnifies and agrees to defend, save and hold Buyer, and any stockholder, subsidiary or Affiliate of Buyer, harmless in the event that Buyer, or any stockholder, subsidiary or Affiliate of Buyer, shall at any time or from time to time suffer or become obligated to pay any damage, liability, loss, cost, expense, claim, cause or causes of action (including all reasonable attorneys' fees) ("Indemnifiable Losses") arising out of or resulting from: (i) any untruth or inaccuracy in any representation of the Company or the breach of any warranty of the Company; (ii) any failure of the Company duly to perform or observe any terms, provisions, covenants, agreements or conditions of this Agreement on the part of the Company to be performed or observed; (iii) any exhibit, certificate or other document furnished by the Company (or any representative of a Company) to Buyer (or any representative of the Buyer); (iv) any fine, penalty, franchise tax, income tax or other tax or amount imposed by any state as a result of Company's business activities in that state prior to Closing; (v) and all claims, demands, suits, actions, losses or judgments (including legal expenses and costs incident to the matters indemnified against in this paragraph 10A, (the events described in (i) through (v) collectively are "Events of Breach"); PROVIDED however, that the Company shall have no obligation to make any payment to Buyer under this Section 10A unless the aggregate amount to which Buyer is entitled by reason of all claims under this Section 10A exceeds $50,000 (it being understood that once such amount is exceeded, the aggregate of all claims under this Section 10A shall be payable by Company on demand by the Buyer) and unless, (i) with respect to any claim arising out of any misrepresentation or incorrect warranty or failure to perform or observe any terms, provision, covenant, agreement or condition required by the Agreement to be performed or observed on or before the Closing, notice of such claim is given by Buyer to the Company within two years after the Closing; and (ii) with respect to any failure to perform or observe any term, provision, covenant, agreement or condition required by this Agreement to be performed or observed after the Closing, notice of such claim is given by Buyer to Company within five years after such failure (six years in the case of the Event of Breach relating to any representation as to tax matters).

         10B. PROCEDURE. In the event that any suit, action, investigation, claim or proceeding is begun, made or instituted as a result of which the Company may become obligated to Buyer hereunder, Buyer shall give written notice thereof to the Company. The Company agrees, at the option of the Buyer either
(a) to defend, contest or otherwise protect Buyer against any such suit, action, investigation, claim or proceeding at their sole cost and expense, or (b) pay the Buyer's costs and expenses, including attorneys' fees, of any such defense. Buyer shall have the right to so defend or contest, including without limitation, the right to make any compromise or settlement thereof.

Section 11 MISCELLANEOUS

         11A. REMEDIES. Each party to this Agreement will have the rights and remedies set forth in this Agreement, and all rights and remedies which such parties have been granted at any time under any other agreement or contract and all of the rights which such parties have under any law. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of the Agreement and to exercise all other rights granted by law.

         11B. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties and indemnity provisions contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement, regardless of any investigation made by the Buyer or the Company or on their behalf.

         11C. ENTIRE AGREEMENT. This Agreement (together with the exhibits and schedules hereto) contains all of the terms and conditions agreed upon by the parties hereto with reference to the subject matter hereof with regard to such subject matter. No other agreements not specifically referred to herein, oral or otherwise, shall be deemed to exist or to bind any of the parties hereto with regard to such subject matter. No officer or employee of any party has any authority to make any representation or promise not contained in this Agreement, and each of the parties hereto agrees that it has not executed this Agreement in reliance upon any such representation or promise.

         11D. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         11E. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

         11F. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         11G. GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of California.

         11H. NOTICE. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands, and other communications will be sent to the Company and to the Buyer at their respective addresses indicated below:

                                     Buyer:
                               AMS Services, Inc.
                               900 Chelmsford Road
                               Tower 1, 10th Floor
                                Lowell, MA 01851
                          Attention: General Counsel

                                    Company:
                               InsWeb Corporation
                       1875 South Grant Street, Suite 800
                               San Mateo, CA 94402
                           Attention: General Counsel
or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

         11I. ENFORCEMENT. In the event suit is brought to enforce or interpret any part of this Agreement or the rights or obligations of any party to this Agreement, the prevailing party shall be entitled to recover as an element of such party's costs of suit, and not as damages, a reasonable attorney's fee to be fixed by the court. The prevailing party shall be the party who is entitled to recover his costs of suit whether or not the suit proceeds to final judgment. A party not entitled to cover his costs shall not recover attorney's fees.

         11J. AMENDMENT. This Agreement may not be changed, amended, terminated or superseded orally, nor may any of the provisions hereof be waived orally, but only by an instrument in writing, signed in each case by an authorized officer of Company and an authorized officer of Buyer.

         11K. CONFIDENTIALITY. It is understood and agreed between the parties hereto that the parties are best served by keeping the financial terms of this Agreement confidential and each party hereby agrees that it will use its reasonable efforts to not, through its agents, officers, directors, employees, or by any other means, disclose to any third parties the financial terms of this Agreement; excepting only to counsel, accountants or other agents necessary to consummate the transactions contemplated herein or with the written consent of the other party, for a period of thirty-six (36) months following the Closing except (a) to the extent that such information is required in response to any summons or subpoena or in connection with any litigation, (b) to the extent that such information is believed to be required in order to comply with any law, order, regulation or ruling applicable to such party disclosing such information, (c) to the extent that such information subsequently becomes known to the party disclosing such information through any Person other than a Person whom the disclosing party knows to be acting in violation of his or its obligations to the non-disclosing party and (d) to obtain additional financing or investment in the Company but only pursuant to a written confidentiality agreement with such third party.

         11L. PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No party shall issue any press releases and public announcements relating to the subject matter of this Agreement without the prior written approval of the Buyer and the Company; provided, however, that any party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing party will use its best efforts to advise the other parties prior to making the disclosure).

         11M. EXPENSES. The Company and the Buyer shall each bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

         11N. CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of interest or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.


IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed and delivered on the date set forth below but intending for all purposes to evidence a formation agreed to and effective as of the date first written above.

BUYER:

Insurance Information Exchange, L.L.C.



By: /s/ David Hunter
    -------------------------
    David Hunter, President


Date
     ------------------


COMPANY:

InsWeb Corporation



By /s/ DARRELL J. TICEHURST                   Attest
   ---------------------------
   Name: Darrell J. Ticehurst


Date
     ------------------------------           ----------------------------------
                                              Secretary (Seal)

                         LIST OF EXHIBITS AND SCHEDULES


SECTION                            DESCRIPTION                     PROVIDED BY
   3B       Exhibit A          Subject for Company                      iiX
                               Counsel's Opinion
   3L       Exhibit B          Other Agreements                   iiX and InsWeb

   5A       Schedule 5A        Capital Stock                          InsWeb

   5E       Schedule 5E        List of Developments                   InsWeb

   5F       Schedule 5F        Adverse Changes                        InsWeb

   5G       Schedule 5G        Exceptions to Title and                InsWeb
                               Conditions of Assets

   5I       Schedule 5I        Tax Exceptions                         InsWeb

   5J       Schedule 5J        List of Contracts and                  InsWeb
                               Commitments

   5K       Schedule 5K        List of Proprietary Rights             InsWeb

   5L       Schedule 5L        Litigation Pending                     InsWeb

   5N       Schedule 5N        Insurance Schedule (List of            InsWeb
                               Company Insurance Policies)

   5O       Schedule 5O        Non-Compete and other
                               Agreements in Effect                   InsWeb

   5P       Schedule 5P        List of Employee Benefits              InsWeb

   5Q       Schedule 5Q        Compliance with Laws                   InsWeb

   5S       Schedule 5S        Officers and Directors                 InsWeb
                               Currently in Office

   5V       Schedule 5V        Product Warranties                     InsWeb